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                         SMITH BARNEY INVESTMENT TRUST
                               on behalf of the
                       Smith Barney Classic Values Fund

                   Supplement dated February 14, 2003 to the
                      Prospectus dated February 10, 2003

Subscription offering period

   Salomon Smith Barney will solicit subscriptions for shares of the fund during the subscription offering period, which is expected to run from March 3, 2003 through April 11, 2003. On April 11, 2003, subscriptions for the shares will be payable, shares will be issued and the fund will commence investment operations.

   Class L shares of the fund purchased during the subscription offering period will not be subject to an initial 1% sales charge although they will remain subject to a deferred sales charge of 1%. Thereafter, except as described immediately below, Class L shares will be available only through exchange of Class L shares of other Smith Barney funds. Investors who purchased Class L shares during the subscription offering period may continue to make additional purchases of Class L shares without an initial sales charge.

   The fund will suspend the offering of shares to new investors on April 14, 2003. This suspension, which is expected to last from April 14, 2003 to April 17, 2003, may be lengthened or shortened at the fund's sole discretion. During the suspension, existing shareholders of the fund may still purchase, redeem or exchange fund shares. After the suspension, the fund will commence a continuous offering of shares to the public.

   For more information on how to subscribe for fund shares during the subscription offering period, please contact your Service Agent.


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